Exhibit 99.2

FINANCIAL RESULTS AND COMPANY OVERVIEW 2017 First-Quarter Performance June 6, 2017

Disclaimer Forward-Looking Statements and Preliminary Results This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements are based on management’s beliefs and assumptions and information currently available to management and are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this presentation is not a guarantee of future results, and that actual results may differ materially from those made in or suggested by the forward-looking information contained in this presentation. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. A number of important factors could cause actual events to differ materially from those contained in or implied by the forward-looking statements, including risks related to whether and when we are able to satisfy the conditions to the completion of the sale of the Waterworks business, including the receipt of required regulatory approvals, our ability to complete the sale of the Waterworks business generally and those “Risk factors” in our annual report on Form 10-K, for the fiscal year ended January 29, 2017, filed on March 14, 2017 our quarterly report on Form 10-Q, for the fiscal quarter ended April 30, 2017, filed on June 6, 2017 and those described from time to time in our, and HD Supply, Inc.’s, other filings with the U.S. Securities and Exchange Commission, which can be found at the SEC’s website www.sec.gov. Any forward-looking information presented herein is made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise. Estimates for Net sales, Adjusted EBITDA and Adjusted Net income per diluted share are preliminary estimates and are subject to risks and uncertainties, including, among others, changes in connection with quarter-end adjustments. Any variation between HD Supply’s actual results and the preliminary financial data set forth herein may be material. Non-GAAP Financial Measures HD Supply supplements its financial results that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”) with non-GAAP measurements, including Adjusted EBITDA, Adjusted net income (loss), Adjusted net income (loss) per diluted share, Net Debt and Free Cash Flow. This supplemental information should not be considered in isolation or as a substitute for the GAAP measurements. Additional information regarding Adjusted EBITDA, Adjusted net income (loss) and Adjusted net income (loss) per share referred to in this presentation is included at the end of this presentation under “Reconciliation of Non-GAAP Measures.”

Transformational Transaction Waterworks Transaction Overview Entered Into Definitive Agreement to Sell HD Supply Waterworks for ~$2.5B in Cash ~$2.4B After-tax Net Proceeds Expected to Close Q3’17 After Customary Regulatory Approvals Use of Proceeds to Repay Debt, Invest in Next-Generation Growth and Innovation and Enables Return of Cash to Shareholders via $500M Share Repurchase Program Transaction Overview Strategic Rationale Simplifies Business Mix and Focuses Execution Accelerates Debt Reduction Enables Capital Return Program Accelerates Next-Generation Growth and Innovation Investment Improves Profitability Profile Reduces Cyclicality

Facilities Maintenance Evolution Early Innings of Evolution with Clarity of Mission to Improve the Customer Experience Differentiated Untapped Potential Extend Customer-Centricity and One Team Culture Evolve Service Excellence Across Diverse Channels Listen, Prioritize and Act to Enhance Customer Experience Infuse and Develop Next-Generation Talent Reinvest Cash Flow to Accelerate Strategic Growth and Innovation “Customer-Centric Omni-Service”

$1,781M $1,873M +5% Gross Profit Gross Margin % Operating Income Adj. EBITDA % Op. Income % $609M $631M 34.2% 33.7% $215M $207M $178M $176M 12.1% 11.1% 9.4% +4% -50 BPs -100 BPs -$8M ($ in millions, except per share data) $103M $127M -1% Net Sales 1 See appendix slides 19 and 20 for a reconciliation of Adjusted EBITDA , Adjusted Net Income and Adjusted Net Income per Diluted Share to Net Income (Loss) and Net Income (Loss) per Diluted Share Q1’16 Adj. EBITDA1 VPY Adj. Net Income1 10.0% -60 BPs Q1’17 $0.51 $0.63 +$0.12 Per Diluted Share +$92M +23% Net Income (Loss) ($14M) $85M +$99M ($0.07) $0.42 +$0.49 Per Diluted Share 5.2% Sales Growth VPY Q1’17 Financial Results

Q1'17 Segment Performance

HD SUPPLY

($ in millions)

HD SUPPLY FACILITIES MAINTENANCE


VPY
Net Sales
$677M
$682M
+1%
Q1'16
Q1'17

	Q1'16	Q1'17	VPY
Adj. EBITDA	$134M	$117M	-13%

HD SUPPLY WATERWORKS


VPY
$605M
$657M
+9%
Q1'16
Q1'17

	Q1'16	Q1'17	VPY
Adj. EBITDA	$48M	$51M	+6%

HD SUPPLY CONSTRUCTION & INDUSTRIAL


VPY
$501M
$536M
+7%
Q1'16
Q1'17

	Q1'16	Q1'17	VPY
Adj. EBITDA	$49M	$55M	+12%

Organic Growth Across Business Units

6

Q1'17 Taxes and Cash Flow

HD SUPPLY

Taxes

- **Favorable Tax Asset** with **Significant Gross Federal Net Operating Loss Carryforwards of Approximately $1.7 Billion**
  - **~$700M** Tax-affected Amount of Federal and State NOLs
- **Cash Taxes**
  - **$3M** in Q1'17
  - **$5M – $6M** Estimated for Q2'17
  - **$30M – $40M** Estimated for FY'17 (Inclusive of Expected Cash Taxes on the Sale of HD Supply Waterworks)
- **GAAP Taxes**
  - **~30%** for Q1'17
  - Expected to be **~37%** for FY'17

Cash Flow

- **$3.7B[1] Net Debt at the End of Q1'17**
  - **4.0x** Net Debt to LTM Adjusted EBITDA
- **Extended ABL Maturity** until April 5, 2022
- **Repaid $100M Term B-1 Loans**
- **$24M of Capital Expenditures in Q1'17**

Note: Contains forward-looking information; please see Disclaimer on slide 2

[1] Net Debt is Defined as Total of Long Term Debt and Current Installments of Long Term Debt, Less Cash and Cash Equivalents and is reconciled on slide 16

Capital Structure Execution

7

+5.2% Q1’17 Average Daily Sales Growth Q1’17 Monthly Average Daily Sales (%) 1 Adjusted to eliminate the effect of Acquisitions and Divestitures; Note: “VPY” denotes Versus Prior Year 0.8% 5.0% 7.7% 5.1% May 5.2% 2.1% 9.3% 1.1% ’16 Selling Days 25 20 20 8.1% 7.9% Facilities Maintenance Waterworks Construction & Industrial (Preliminary) 6.4% 5.3% 4.2% 0.2% 15.0% 5.3% 20 9.2% 3.6% Feb. Mar. Apr. Prior Year $759M $641M $579M HD Supply Net Sales $535M 7.9% 5.6% ’15 Selling Days Q1’17 0.4% 4.6% 6.6% $609M 5.4% 4.2% 7.5% $729M 5.7% 8.5% 10.2% $550M 9.5% 6.4% 11.9% $502M HD Supply Average Daily Sales Growth VPY1 ’17 Selling Days 25 20 20 20 Current Year 25 19 20 20

Waterworks Expected Use of Proceeds Sources Uses Gross Proceeds Taxes and Transaction Costs (<$100M) $2,500M Redeem First Lien $1,250M Pay First Lien Make Whole and Accrued Interest $80M Redeem Term B-1 Loan $533M Available Cash $537M $2,400M Total Uses Expected $2.4B Net Proceeds ($ in millions) $2,400M Total Sources

~2 to 3% End Market Growth for FY’17 FY’17 End Market Preliminary Outlook Residential Construction “Living Space” MRO Primary End Market Non- Residential Construction ~2 to 3% FY’17 End Market Estimates1 1% to 2% Current View as of June’17 Mid-Single Digit 1 Management estimate; market estimate is management estimate of the growth of our end markets based on multiple quantitative and qualitative inputs; outlook does not reflect any potential future impact of Infrastructure spend under a new administration Note: Contains forward looking information; please see Disclaimer on slide 2 Low Single Digits to Mid-Single Digit

Q2’17 and FY’17 Outlook Reconciliation Q2’17 and FY’17 Outlook Reconciliation Net Sales Adjusted EBITDA HDS Excluding Waterworks $1,325 – $1,365 $200 – $210 Waterworks ~$770 ~$75 - = - = = – HDS Including Waterworks $2,095 – $2,135 $275 – $285 ($ in millions) Q2’17: FY’17: Q2’17: FY’17: $5,000 – $5,100 ~$2,800 - = $7,800 – $7,900 $700 – $730 ~$250 - = $950 – $980

Illustrative

HD Supply Current Outlook Summary

HDSUPPLY

Q2'17

- **+4.8% Net Sales VPY at Midpoint**
  - $1,325M to $1,365M Net Sales
- **Flat Adj. EBITDA VPY at Midpoint**
  - $200M to $210M Adj. EBITDA
- **+19.3% Adj. Net Income per Diluted Share Increase VPY at Midpoint**
  - $0.60 to $0.65 Adj. Net Income per Diluted Share
- **Assumes ~203M Diluted Share Count**

FY'17

- **+2% to +3% End Market VPY[1]**
- **+3.8% to +5.8% Net Sales VPY**
  - $5,000M to $5,100M Net Sales
- **+2.9% to +7.4% Adj. EBITDA VPY**
  - $700M to $730M Adj. EBITDA
- **+34.7% to +44.7% Adj. Net Income per Diluted Share VPY**
  - $2.02 to $2.17 Adj. Net Income per Diluted Share
- **Assumes ~203M Diluted Share Count**

[1] *Management estimate; market estimate is management estimate of the growth of our markets based on multiple quantitative and long-term average growth target based on management estimates and projections*

Current Outlook Summary

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Q&A Q&A

Concluding Remarks Significant Moment in Time for HD Supply Leap Forward to Extend Customer-Centric Differentiation Enables Focus, Growth Investment and Innovation Success is Earned with Hard Work and Team Performance One Team, Driving Customer Success and Value Creation

Q&A APPENDIX

~$3.7B Net Debt Capital Structure Overview Q1’17 Debt Balances Sec. ABL Sec. Term B-1 Sec. 1st Lien Notes Sr. Unsecured Notes $439 1,250 1,000 4/5/22 8/13/21 12/15/21 Outstanding Debt Less Cash and Cash Equivalents Net Debt $3,660 (70) $3,773 Balance Maturity 1 Represents the stated rate of interest, without including the effect of discounts or premiums 2 Subject to applicable redemption price terms 3 Represents the unamortized portion of discounts and deferred financing costs ($ in millions, unless otherwise noted) 2.65% 3.90% 5.25% Interest Rate1 537 n/a now 12/15/17 Soft Call Date2 5.75% 4/15/24 4/15/19 Less Discount3 (8) Less Deferred Financing Costs3 (35) Gross Debt $3,730 Sec. Term B-2 10/17/23 3.90% 547 now

$641M Preliminary May Sales Monthly Net Sales ($) FY’16 Facil. Maint. Waterworks Const. & Ind. ’17 Selling Days ’16 Selling Days ($ in millions) HD Supply Net Sales (Preliminary) FY’17 Jun. Jul. Aug. Sep. Oct. Nov. Dec. Jan. Feb. Mar. Apr. May May $609M $622M $785M $639M $603M $766M $579M $526M $527M $759M $581M $535M $641M $226 $295 $237 $221 $266 $189 $198 $233 $198 $212 $272 $232 $226 $282 $231 $220 $282 $187 $177 $187 $184 $202 $271 $230 $170 $209 $171 $163 $218 $150 $153 $163 $153 $166 $217 $180 $220 $225 $165 20 19 24 20 19 25 18 20 23 20 20 25 20 20 19 24 20 19 25 18 20 23 20 20 25 20 Note: Contains forward-looking information; please see Disclaimer on slide 2

+5.1% Preliminary Average Daily Sales Growth in May Average Daily Sales – Organic1 (VPY%) HD Supply Organic Average Daily Sales Growth VPY1 (VPY%) 1 Adjusted for Acquisitions, Divestitures, and Selling Days Note: “VPY” denotes Versus Prior Year; Contains forward-looking information; please see Disclaimer on slide 2 FY’16 Facil. Maint. Waterworks Const. & Ind. ’17 Selling Days ’16 Selling Days (Preliminary) FY’17 Jun. Jul. Aug. Sep. Oct. Nov. Dec. Jan. Feb. Mar. Apr. May May 3.6% 6.2% 3.0% 2.3% 3.7% 4.1% 5.3% 2.3% 3.6% 4.2% 3.4% 6.4% 5.1% 1.7% 1.4% 0.2% 2.4% 1.0% 0.9% 2.5% 2.8% 0.2% 1.1% 0.8% 5.2% 7.9% 1.9% 1.5% 4.4% 6.0% 2.9% 2.4% 3.9% 15.0% 8.1% 5.0% 2.1% 10.2% 6.7% 6.2% 4.4% 5.7% 3.4% 6.4% 3.7% 5.3% 7.9% 7.7% 9.3% 0.4% 4.6% 6.6% 20 19 24 20 19 25 18 20 23 20 20 25 20 20 19 24 20 19 25 18 20 23 20 20 25 20 ’15 Selling Days 19 20 24 20 19 25 18 19 24 20 20 25 19

Reconciliation of Non-GAAP Measures: Net Income to Adjusted EBITDA ($ in millions) 1 Depreciation and amortization includes amounts recorded within Cost of sales in the Consolidated Statements of Operations 2 Represents the loss on extinguishment of debt including the premium paid to redeem the debt as well as the write-off of unamortized deferred financing costs , original issue discount and other assets or liabilities associated with such debt. Also includes the costs of debt modification 3 Represents the costs incurred for strategic alignment of our workforce. These costs include severance, relocation costs and other related costs Q1’17 Q1’16 Net income (loss) $85 $ (14) Less income (loss) from discontinued operations, net of tax 27 27 Income from continuing operations 58 (41) Interest expense, net 49 85 Provision (benefit) for income taxes (26) Depreciation and amortization 1 22 21 Loss on extinguishment of debt 3 Restructuring charges 2 — 7 Stock-based compensation 3 6 6 Adjusted EBITDA $ 157 $ 167 19 115 Other — — Reconciliation (ex Waterworks) Q1’17 Q1’16 $85 $ (14) — — 85 (14) 49 85 (8) 25 25 3 — 7 6 6 $ 207 $ 215 37 115 2 (1) Reconciliation

Reconciliation of Non-GAAP Measures: Net Income to Adjusted Net Income and Adjusted Net Income Per Share

HD SUPPLY

($ in millions, except share and per share amounts)

	Reconciliation (ex Waterworks)		Reconciliation	
	Q1'17	**Q1'16**	**Q1'17**	**Q1'16**
Net income (loss)	**$ 85**	$ (14)	**$ 85**	$ (14)
Less income (loss) from discontinued operations, net of tax	**27**	27	**—**	—
Income (loss) from continuing operations	**58**	(41)	**85**	(14)
Provision (benefit) for income taxes	**19**	(26)	**37**	(8)
Cash paid for income taxes	**(3)**	(1)	**(3)**	(1)
Amortization of acquisition related intangible assets (other than software)	**3**	3	**3**	4
Loss on extinguishment of debt [1]	**3**	115	**3**	115
Restructuring charges [2]	**—**	7	**—**	7
Other	**—**	—	**2**	—
Adjusted net income	**$ 80**	$ 57	**$ 127**	$ 103
Weighted average common shares outstanding (in thousands)				
Basic	**200,708**	198,808	**200,708**	198,808
Diluted	**203,017**	201,231	**203,017**	201,231
Adjusted Net Income Per Share - Basic	**$0.40**	$0.22	**$0.63**	$0.52
Adjusted Net Income Per Share - Diluted	**$0.39**	$0.28	**$0.63**	$0.51

[1] Represents the loss on extinguishment of debt including the premium paid to redeem the debt as well as the write-off of unamortized deferred financing costs, original issue discount and other assets or liabilities associated with such debt. Also includes the costs of debt modification
[2] Represents the costs incurred for strategic alignment of our workforce. These costs include severance, relocation costs and other related costs

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